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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-42357 of Cardinal Health, Inc. on Form S-8 of our report dated November 28, 1997, appearing in this Annual Report on Form 11-K of Cardinal Health, Inc. Profit Sharing and Retirement Savings Plan for the year ended June 30, 1997.



DELOITTE & TOUCHE LLP
Columbus, Ohio
December 19, 1997



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